UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

September 28, 2006

Date of report (Date of Earliest Event Reported)

PRECISION AUTO CARE, INC.

(Exact name of Registrant as specified in Its Charter)

VIRGINIA	0-29478	54-1847851
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

748 Miller Drive, S.E., Leesburg, Virginia 20175

(Address of principal executive offices and zip code)

(703) 777-9095

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 — MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01: Changes in Registrant’s Certifying Accountant.

On September 28, 2006 the Audit Committee of the Board of Directors of Precision Auto Care, Inc. (the “Company”) elected to change independent registered public accounting firms. As such, Grant Thornton LLP (“Grant Thornton”) was dismissed and Yount, Hyde & Barbour P.C. (“Yount, Hyde & Barbour”) were appointed the independent registered public accountants beginning first quarter of the fiscal year ending June 30, 2007.

Grant Thornton’s reports on the Company’s financial statements for the fiscal years ended June 30, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principle. During the fiscal years ended June 30, 2006 and 2005, and through September 28, 2006, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Grant Thornton would have caused Grant Thornton to make reference thereto in its reports on the Company’s financial statements for such years.

During the fiscal years ended June 30, 2006 and 2005, and through September 28, 2006, there were no “reportable events” with respect to the Company as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Grant Thornton with a copy of the disclosures contained herein and requested that Grant Thornton furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the preceding statements. A copy of such letter, dated September 29, 2006, is filed as Exhibit 16.1 hereto.

The appointment of Yount, Hyde & Barbour will be submitted to the Company’s stockholders for ratification at the Annual Meeting on November 15, 2006. During the fiscal years ended June 30, 2006 and 2005, and through September 28, 2006, the Company did not consult with Yount, Hyde & Barbour with respect to the Company regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

A representative of Yount, Hyde & Barbour is expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement if he or she so desires.

Item 9.01: Financial Statements and Exhibits.

(d) Exhibits

16.1 Letter from Grant Thornton LLP to the Securities and Exchange Commission dated September 29, 2006, regarding agreement with the statements made in the 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION AUTO CARE, INC.
(Registrant)

Date: September 29, 2006	By:	/s/ ROBERT R. FALCONI
	Name:	Robert R. Falconi
	Title:	President and
Chief Executive Officer